Summary Prospectus Supplement dated August 21, 2012
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C, Y and Investor Class shares of the Fund listed below:
Invesco Global Health Care Fund
The following information replaces the table in its entirety appearing under the heading “MANAGEMENT OF THE FUND” in the summary prospectus:

“Portfolio Manager	Title	Length of Service on the Fund
Derek Taner	Portfolio Manager	2005”